                                                                    EXHIBIT 10.9

                                 AMENDMENT NO. 4


                            DATED AS OF MARCH 8, 2000


                                       TO


                      SECOND AMENDED AND RESTATED REVOLVING
                           LOAN AND SECURITY AGREEMENT


                          DATED AS OF NOVEMBER 21, 1997



                                      AMONG


                             HEALTHGRADES.COM, INC.
                      FORMERLY SPECIALTY CARE NETWORK, INC.

                            HEALTHCARE RATINGS, INC.,

                              PROVIDERWEB.NET, INC.

                                       AND


                             BANK OF AMERICA, N.A.,
                                  AMSOUTH BANK,
                                    PARIBAS,
                           KEY CORPORATE CAPITAL, INC.

                                       AND

                         BANK OF AMERICA, N.A., AS AGENT

                                TABLE OF CONTENTS


1.       Definitions..........................................................2

2.       Amendments to Agreement..............................................2

3.       Representations and Warranties.......................................4
         3.1      Incorporation...............................................4
         3.2      Due Authorization, No Conflicts, Etc........................5
         3.3      Due Execution, Etc..........................................5

4.       Conditions Precedent.................................................6
         4.1      Conditions Precedent to Effectiveness of Amendment No. 4....6

5.       Effectiveness of Amendment No. 4.....................................8

6.       Closing..............................................................8

7.       Governing Law, Etc...................................................8

8.       Section Titles and Table of Contents.................................9

9.       Arbitration..........................................................9

10.      Counterparts........................................................10

11.      Agreement to Remain in Effect.......................................10

         This Amendment No. 4 to Second Amended and Restated Revolving Loan and Security Agreement, made and entered into as of this 8th day of March, 2000, by and among Healthgrades.com, Inc. (formerly Specialty Care Network, Inc.) (the "Borrower"); the Guarantors, jointly and severally; the various banks and lending institutions on the signature pages attached hereto together with all assignees of such banks and lending institutions (each a "Bank" and collectively the "Banks"); and Bank of America, N.A., successor to NationsBank, N.A., successor to NationsBank of Tennessee, N.A., as agent (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantors, the Banks, the Swingline Bank, and the Agent entered into a certain Second Amended and Restated Revolving Loan and Security Agreement dated as of November 21, 1997, as amended by Amendment No. 1 thereto dated March 30, 1998, Amendment No. 2 thereto dated April 1, 1998, and Amendment No. 3 thereto dated September 16, 1999 (collectively the "Loan Agreement"); and

         WHEREAS, Healthcare Report Cards, Inc. and SCN of Princeton, Inc., both formerly Guarantors, have each been dissolved; and

         WHEREAS, at the time of its dissolution, Healthcare Report Cards, Inc. owned ninety percent (90%) of the outstanding shares of HG.com, Inc., which entity has been merged into Healthcare Ratings, Inc., a newly formed Subsidiary of the Borrower; and

         WHEREAS, the Borrower has also formed as a new Subsidiary Providerweb.net, Inc.; and

         WHEREAS, the parties to the Loan Agreement desire to amend the existing Loan Agreement to delete Healthcare Report Cards, Inc. and SCN of Princeton, Inc. as Guarantors thereunder, to add Healthcare Ratings, Inc., a Delaware corporation, and Providerweb.net, Inc., a


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

Delaware corporation, as Guarantors, to pledge additional Collateral including without limitation all outstanding shares issued by Healthcare Ratings, Inc. and Providerweb.net, Inc. to the Borrower, and to modify certain covenants, all as hereinafter more specifically set forth;

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. All capitalized terms used in this Amendment No. 4 which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

         2. AMENDMENTS TO AGREEMENT.

         2.1 In the Exhibits to the Agreement, EXHIBIT A, being the "Form of Notes", is hereby modified to the extent set forth in the Modification to Term Loan Note attached hereto as EXHIBIT 1.

         2.2 Section I of the Agreement, DEFINITIONS, is hereby amended by adding thereto the following new definitions as follows:

                  "AMENDMENT NO. 4 EFFECTIVE DATE" has the meaning specified in
         Section 5 of Amendment No. 4.

         In addition to the foregoing new definitions, the following definitions are hereby amended: "COMMITTED AMOUNT" is hereby amended to equal that amount set forth opposite each Bank's signature hereto, which amount is for a Term Loan only; "GUARANTOR" is hereby amended to add Healthcare Ratings, Inc. and Providerweb.net, Inc. as Guarantors; and "TOTAL COMMITMENTS" is hereby amended to replace the figure of Twelve Million Five Hundred Thousand and No/100 Dollars ($12,500,000.00) with the figure Eight Million One Hundred Thousand and No/100 Dollars ($8,100,000.00) in non-revolving Term Loans.


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

         2.3 Paragraph 2.1 is hereby amended to delete that portion of the second sentence beginning with "provided" and to insert thereafter the following:

         provided, immediately upon receipt but in any event before July 1, 2000, the Borrower shall also apply as a principal prepayment on the Notes the full amount of Borrower's federal tax refund for 1999, said prepayment to be applied in inverse order of maturity.

         2.4 Healthcare Ratings, Inc. and Providerweb.net, Inc. hereby agree to become parties to the Loan Agreement and each hereby grants to the Agent on behalf of the Banks a security interest in the Collateral, including without limitation the grant of the security interest described in Section 4.3 of the Loan Agreement, and confirms that, as more specifically set forth in Section 4.4 thereof, said liens are first and prior liens.

         2.5 Borrower hereby covenants with the Banks that, at all times during the term hereof, it shall maintain cumulative cash deposits with any one or more of the Banks of no less than the lesser of: (i) Five Million and No/100 Dollars ($5,000,000.00), or (ii) 100% of the outstanding Obligations from time to time, which cash shall be used at maturity to pay off the Term Loans and all other Obligations. The Banks hereby covenant with the Borrower that the Banks shall not exercise any right of setoff against said deposits unless and until there is a payment default by the Borrower with respect to principal and/or interest on the Obligations, including without limitation Borrower's failure to pay principal and interest after an acceleration of the Obligations.

         2.6 Subparagraph 6.2(H) is hereby deleted in its entirety and replaced with a new subparagraph 6.2(H) as follows:

         (H) On the 15th and 30th of each month, a bimonthly report setting forth the following information: (a) the amount and location of cash deposits held by Borrower with each of the Banks, and (b) the status of any payments to be received by Borrower from each its managed



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

         Practices, including without limitation The Specialist, MAOS, Orlin & Cohen, Lima, SEN, and the like.

         2.7 As consideration for the Banks agreeing to this Amendment No. 4, the Borrower has herewith delivered to the Banks as a non-refundable fee 165,000 shares of common stock of the Borrower, as follows: 66,000 shares issued to Bank of America, N.A. or its designee; 33,000 shares issued to AmSouth Bank or its designee; 33,000 shares issued to Key Corporate Capital, Inc. or its designee; and 33,000 shares issued to Paribas or its designee. This stock is issued pursuant to the provisions of TCA '47-24-101, and is intended as an "equity participation" in Borrower and not as interest on the Obligations. In addition, the Borrower agrees to enter into a registration rights agreement with each of the Banks (or their respective designees) with respect to such stock granting to the Banks (or their designee) piggyback registration rights.

         3. REPRESENTATIONS AND WARRANTIES. To induce the Banks and the Agent to enter into this Amendment No. 4, the Borrower and Guarantors jointly and severally represent and warrant to the Banks and the Agent as follows:

         3.1 INCORPORATION. Healthgrades.com, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; has the corporate power to own its properties and to engage in the business it conducts, and is duly qualified and in good standing as a foreign corporation in the jurisdictions wherein the nature of its business or the ownership of its properties requires it to be so qualified. Healthcare Ratings, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; has the corporate power to own its properties and to engage in the business it conducts, and is duly qualified and in good standing as a foreign corporation in the jurisdictions wherein the nature of its business or the ownership of its properties requires it to be so qualified. Providerweb.net, Inc. is


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

a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; has the corporate power to own its properties and to engage in the business it conducts, and is duly qualified and in good standing as a foreign corporation in the jurisdictions wherein the nature of its business or the ownership of its properties requires it to be so qualified.

         3.2 DUE AUTHORIZATION, NO CONFLICTS, ETC. The execution, delivery and performance by the Borrower and Guarantors of this Amendment No. 4 and any and all other agreements, instruments and documents to be executed and/or delivered by the Borrower and Guarantors pursuant hereto or in connection herewith, and the consummation by the Borrower and Guarantors of the transactions contemplated hereby or thereby: (a) are within their respective corporate powers; (b) have been duly authorized by all necessary corporate action, including without limitation, the consent of stockholders where required; (c) do not and will not conflict with or result in any breach of, or constitute with the passage of time or the giving of notice or both, a default under (i) any Requirement of Law or
(ii) any agreement to which Borrower or any Guarantor is a party or by which they, or any of their respective property, is bound; and (d) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any governmental authority or any other Person other than those which have been obtained and copies of which have been delivered to the Agent pursuant to Subsection 4.1(a)(ii) hereof, each of which is in full force and effect.

         3.3 DUE EXECUTION, ETC. This Amendment No. 4 and each of the other agreements, instruments and documents to be executed and/or delivered by the Borrower or any Guarantor pursuant hereto or in connection herewith (a) has been duly executed and delivered, and (b) constitutes the legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against it in accordance with its terms, subject however to state and federal bankruptcy, insolvency, reorganization and other laws and general principles of equity affecting enforcement of the rights of creditors generally.

         4. CONDITIONS PRECEDENT. The effectiveness of this Amendment No. 4 is subject to the fulfillment of the following conditions precedent on or prior to the Amendment No. 4 Effective Date (as hereinafter defined in Section 5 hereof):

         4.1 CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT NO. 4. The Agent shall have received, on or prior to the Amendment No. 4 Effective Date, the following, each dated on or prior to the Amendment No. 4 Effective Date unless otherwise indicated, in form and substance satisfactory to the Agent and in sufficient copies for each Bank:

             (a) Certified copies of (i) the resolutions of the Board of Directors of the Borrower and each Guarantor approving this Amendment No. 4 and each other agreement, instrument or document to be executed by it pursuant hereto or as contemplated hereby, and (ii) all documents evidencing other necessary corporate action and required governmental and third party approvals, licenses and consents with respect to this Amendment No. 4 and the transactions contemplated hereby.

             (b) A certificate of the Secretary or an Assistant Secretary of Borrower and each Guarantor certifying the names and true signatures of the officers of Borrower and each Guarantor who have been authorized to execute on behalf of Borrower and each Guarantor this Amendment No. 4 and any other agreement, instrument or document executed or to be executed by Borrower or any Guarantor in connection herewith.


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

             (c) A certificate dated the Amendment No. 4 Effective Date signed by the President or any Vice-President of Borrower, to the following effect:

                                    (i) The representations and warranties of
                  the Borrower contained in Sections 3.1, 3.2, and 3.3 of this Amendment No. 4 are true and correct on and as of such date as though made on and as of such date;

                                    (ii) No Default or Event of Default has
                  occurred and is continuing, and no Default or Event of Default would result from the execution and delivery of this Amendment No. 4 or the other agreements, instruments and documents contemplated hereby; and

                                    (iii) The Borrower has paid or agreed to pay
                  all amounts payable by it pursuant to the Agreement as amended hereby (including, without limitation, all legal fees and expenses of Banks' counsel incurred in connection herewith) to the extent then due and payable.

             (d) Executed Modifications to Term Loan Notes in the form attached hereto as EXHIBIT 1.

             (e) Guaranty and Suretyship Agreement executed by each Guarantor, in substantially the form of EXHIBIT 2 hereto.

             (f) Amendment to Amended and Restated Pledge Agreement executed by the Borrower, in favor of the Agent for the benefit of the Banks, in substantially the form of EXHIBIT 3 hereto, pledging all of the outstanding stock of each Guarantor, together with the originals of such certificates and executed stock powers of attorney.



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

             (g) A favorable opinion of Messrs. Baker Donelson Bearman & Caldwell, counsel to the Borrower, in substantially the form of EXHIBIT 4 hereto, and as to such other matters as any Bank, through the Agent, may reasonably request.

             (h) Evidence satisfactory to the Bank that the Borrower has closed the sale of additional stock in Borrower to investors in an amount sufficient to net to the Borrower no less than Fourteen Million and No/100 Dollars ($14,000,000.00) in cash proceeds.

         5. EFFECTIVENESS OF AMENDMENT NO. 4. This Amendment No. 4 shall become effective at such time as (a) each of the conditions precedent set forth in
Section 4.1 hereof shall have been satisfied, and (b) counterparts of this Amendment No. 4, executed and delivered by the Borrowers, the Guarantors, the Banks, and the Agent shall have been received by the Agent (or, alternatively, confirmation of the execution hereof by such parties shall have been received by the Agent). The date upon which the conditions described in clauses (a) and (b) of the foregoing sentence shall have been fulfilled is referred to herein as the "Amendment No. 4 Effective Date".

         6. CLOSING. The Closing under this Amendment No. 4 shall occur on the Amendment effective Date at the offices of Boult, Cummings, Conners & Berry, PLC, 414 Union Street, Nashville, Tennessee 37219, or such other location as the parties may agree.

         7. GOVERNING LAW, ETC. This Amendment No. 4 shall be governed by, and construed in accordance with, the laws of the State of Tennessee as provided in
Section 10.9 of the Agreement, which Section is incorporated herein by reference and made a part hereof as though set forth in full herein.



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         8. SECTION TITLES AND TABLE OF CONTENTS. The Section Titles and Table
of Contents contained in this Amendment No. 4 are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

         9. ARBITRATION. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Instrument, Agreement or document or any related instruments, agreements or documents, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this agreement applies in any court having jurisdiction over such action.

                  (a) Special Rules. The arbitration shall be conducted in the city of the Borrower's domicile at the time of the execution of this instrument, agreement or document and administered by J.A.M.S. who will appoint an arbitrator; if J.A.M.S. is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional 60 days. In any such arbitration, the prevailing party will be awarded attorney's fees, costs of arbitration and all out-of-pocket expenses against the defaulting party.



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

                  (b) Reservation of Rights. Nothing in this instrument, agreement or document shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose or any waivers contained in this Agreement; or (ii) be a waiver by the Agent or Banks of the protection afforded to them by 12 U.S.C. '91 or any substantially equivalent state law; or
(iii) limit the right of the Agent or Banks hereto (A) to exercise self help remedies such as (but not limited to) set off, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief, writ of possession or the appointment of a receiver. The Agent or Banks may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this instrument, agreement or document. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

         10. COUNTERPARTS. This Amendment No. 4 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         11. AGREEMENT TO REMAIN IN EFFECT. Except as expressly provided herein, the Agreement and each other Collateral Document shall be and shall continue in full force and effect in accordance with its respective terms.



                                     - 10 -
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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                            BORROWER

                                            HEALTHGRADES.COM, INC., FORMERLY
                                            SPECIALTY CARE NETWORK, INC.



                                            BY:
                                                ------------------------------

                                            TITLE:
                                                   ---------------------------


                                            GUARANTORS AND SUBSIDIARIES

                                            HEALTHCARE RATINGS, INC.


                                            BY:
                                                ------------------------------

                                            TITLE:
                                                   ---------------------------


                                            PROVIDERWEB.NET, INC.


                                            BY:
                                                ------------------------------

                                            TITLE:
                                                   ---------------------------



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


                                            BANKS



Committed Amount:                           BANK OF AMERICA, N.A., successor
$3,240,000.00                               to NationsBank, N.A., successor to
                                            NationsBank of Tennessee, N.A., as
                                            Agent


                                            BY:
                                                ------------------------------

                                            TITLE:
                                                   ---------------------------


Committed Amount:
$1,620,000.00                               AMSOUTH BANK



                                            BY:
                                                ------------------------------

                                            TITLE:
                                                   ---------------------------


Committed Amount:                           PARIBAS
$1,620,000.00


                                            BY:
                                                ------------------------------

                                            TITLE:
                                                   ---------------------------


Committed Amount:                           KEY CORPORATE CAPITAL INC.,
$1,620,000.00                               A MICHIGAN CORPORATION



                                            BY:
                                                ------------------------------

                                            TITLE:
                                                   ---------------------------


                                            AGENT
                                            BANK OF AMERICA, N.A., AS AGENT


                                            BY:
                                                ------------------------------

                                            TITLE:
                                                   ---------------------------



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